Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated May 31, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                    May 2000


The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $902.83 per unit at the end of May, up 1.2% from the close of April.

The Fund was profitable this month due to gains in the energy, stock index, and currency sectors.

The greatest contributor for the month belonged to natural gas as prices moved sharply higher from summer electricity demand estimates. Gains made in unleaded gas and heating oil were offset by losses in crude oil, which advanced early in the month but remained range-bound thereafter. Non-U.S. stock indices provided strong gains, particularly the Nikkei 225 which experienced its lowest level since May 1999.

In currencies, higher U.S. interest rates pushed long U.S. dollar contracts up against the South African rand, the New Zealand, Canadian, and Australian dollars, as well as the British pound, which saw a new contract low established on May 25th.

Rising U.S. interest rates, while profitable for currency positions, hurt Treasury bond and note positions. The Fed's .50% rate hike on May 16th moved the yield curve lower only to see it recover later in the month on softer economic numbers. Non-U.S. interest rates, mainly the U.S. Long Gilt and the Eurobund, also contributed to losses. In commodities, mixed performance was experienced in grains, softs, livestock, and base metals.

Smith Barney Futures Management LLC


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                              For the Period May 1,
                              Through May 31, 2000

                                                                      Percent
                                                                     of Average
                                                                      Net Assets

Realized gains from trading                      $    325,585             0.51%
Change in unrealized gains/losses
   from trading                                       794,630             1.24
                                                 ------------       -----------
                                                    1,120,215             1.75
Less, Brokerage commissions
   and clearing fees ($12,643)                        324,691             0.51
                                                 ------------       -----------
Net realized and unrealized                           795,524             1.24
   gains
Interest Income                                       233,477             0.36
                                                 ------------       -----------
                                                    1,029,001             1.60
                                                 ------------       -----------
Less, Expenses:
  Management fees                                     105,846             0.16
  Other expenses                                        2,998               --
                                                 ------------       -----------
                                                      108,844             0.16
                                                 ------------       -----------
Net Income                                            920,157             1.44%
                                                                    ===========
Redemptions (2,921.1607 L.P. units
at May 31, 2000 net asset value
per unit of $902.83)                               (2,637,312)
                                                   -----------
Decrease in net assets                             (1,717,155)

Net assets, April 30, 2000                         64,911,644
                                                  -----------
Net assets, May 31, 2000                         $ 63,194,489
                                                  ===========
Net asset value per unit
 ($63,194,489/70,273.4199 units)                     $ 899.27
                                                   ===========
Redemption value per unit (Note 1)                   $ 902.83
                                                   ===========

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $902.83.

The net asset value per unit of $899.27 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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